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Exhibit 3.3

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

NUMBER		SHARES
FAO, INC.
SEE REVERSE FOR CERTAIN DEFINITIONS

        This Certifies that                          is the owner of                          of FAO, INC., transferable on the share register of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the seal of the Corporation and the signatures of its duly authorized officers. Dated

Secretary	President
COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY:	AUTHORIZED SIGNATURE

(reverse)

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		CUSTODIAN
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		CUSTODIAN (until age )
(Cust)
					(Minor)	under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list

        For Value Received                                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the share register of the within-named Corporation, with full power of substitution in the premises.
Dated	, 20
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

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  Exhibit 3.3